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                               ING PARTNERS, INC.
                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

                         Supplement dated August 8, 2005
               to the Statement of Additional Information ("SAI")
                              dated April 29, 2005

Effective April 29, 2005, the SAI is revised to allow ING Oppenheimer Strategic Income Portfolio to invest in the following types of investments:

     Loan Participations, Equity Securities, Corporate Asset-Backed Securities, Reverse Repurchase Agreements, Mortgage Dollar Roll Transactions, Floating and Variable Rate Instruments, Foreign Debt Securities, Brady Bonds, Options on Securities, Exchange Traded Funds, Warrants, Zero Coupon, Deferred Interest and Payable in Kind Bonds, Short-term Corporate Debt Securities and Commercial Paper, Mortgage-Related Securities, Forward Rolls, Stripped Mortgage-Baked Securities, Swaps, Caps, Floors and Collars and Treasury Inflation-Protection Securities.

Also effective April 29th, the following changes apply to the SAI:

1. The following disclosure is added after the last sentence of fundamental policy number one on page 2:

          With respect to ING Oppenheimer Strategic Income Portfolio, this restriction shall not apply to the Portfolio's investment in hedging investments consistent with its investment policies.

2. The following disclosure is added after the last sentence of fundamental policy number three on page 2:

          ; and (d) with respect to ING Oppenheimer Strategic Income Portfolio, this restriction does not prohibit investment activities for which assets of the Portfolio are designated or segregated, or margin, collateral or escrow arrangements are established to cover related obligations.

3. The following disclosure is added after the last sentence of fundamental policy number seven on page 3:

          With respect to this restriction, ING Oppenheimer Strategic Income Portfolio treats a foreign government as an industry and utilities are categorized in accordance with the services they provide.

4. ING Oppenheimer Strategic Income Portfolio is added to the list of Portfolios on page 4 to which fundamental restriction number ten applies.

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5.   ING Oppenheimer Strategic Income Portfolio is added to the list of
     Portfolios on page 5 to which non-fundamental restriction 'e' applies.

6.   The following disclosure is added after the first paragraph on page 9:

          ING OPPENHEIMER STRATEGIC INCOME--The Portfolio may invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by the Sub-Adviser. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default of these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the Statement of Additional Information ("SAI").

          The Portfolio may invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

7. The following disclosure is added after the paragraph entitled "Preferred Securities" on page 13:

          INVESTMENTS IN EQUITY SECURITIES--ING Oppenheimer Strategic Income Portfolio may invest limited amounts of its assets in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Those equity securities include preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected because they may provide dividend income.

8. The following disclosure is added after the first sentence of the paragraph entitled "Repurchase Agreements" on page 15:

          ING Oppenheimer Strategic Income Portfolio will not enter into a repurchase agreement that causes more than 10% of its net assets to be

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          subject to repurchase agreements having a maturity beyond seven days.
          There is no limit however on the amount of the Portfolio's net assets that may be subject to repurchase agreements having maturities of seven days or less.

9. The following disclosure is added after the first sentence of the paragraph entitled "Warrants" on page 22:

          ING Oppenheimer Strategic Income Portfolio will not invest more than 5% of its total assets in rights and warrants.

10. The following disclosure is added after the last sentence of the third paragraph on page 24:

          ING Oppenheimer Strategic Income Portfolio may invest, without limit, in lower rated fixed-income securities.

11.  The following disclosure is added after the fifth paragraph on page 25:

          FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder's proportionate share in:
          (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

12. The following disclosure is added after the paragraph entitled "Additional Risk Factors" on page 27:

          FORWARD ROLLS. ING Oppenheimer Strategic Income Portfolio may enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, the Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected

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          to generate income to the Portfolio in excess of the yield on the securities that have been sold.

          The Portfolio will only enter into "covered" rolls. To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

          These transactions have risks. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Portfolio sells may decline below the price at which the Portfolio is obligated to repurchase securities.

13. The following disclosure is added after the first sentence of the paragraph entitled "Swaps, Caps, Floors and Collars" on page 29:

          Among the transactions into which ING Oppenheimer Strategic Income Portfolio may enter are interest rate, credit default and options on swap agreements ("swap options"). The Portfolio may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Portfolio will not enter into swaps and "unfunded" credit default swaps with respect to more than 25% of its total net assets. The Portfolio will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

14.  The following disclosure is added after the third paragraph on page 36:

          TREASURY INFLATION-PROTECTION SECURITIES -- The ING Oppenheimer Strategic Income Portfolio may buy Treasury Inflation-Protection Securities ("TIPS"), which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

15. The following disclosure is added after the first sentence of the paragraph entitled "Futures Contracts" on page 37:

          ING Oppenheimer Strategic Income Portfolio may buy and sell futures contracts that relate to (i) broadly-based securities indices (these are referred to as "financial futures"), (ii) commodities (these are referred to as

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          "commodity index futures"), (iii) debt securities (these are referred to as "interest rate futures"), (iv) foreign currencies (these are referred to as "forward contracts") and (v) an individual stock ("single stock futures").

16. The following disclosure is added after the last sentence of the section entitled "Temporary Defensive Positions" on page 46:

          ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes, invest in debt obligations of domestic or foreign corporate issuers and certificates of deposit and bankers' acceptances of foreign banks having total assets in excess of $1billion.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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